UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2021

FUTURE HEALTH ESG CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40788	86-2305680
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 The Green

Suite 12081

Dover, DE 46260

(Address of Principal Executive Offices) (Zip Code)

(833) 388-8734

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	FHLTU	Nasdaq Capital Market
Common stock, par value $0.0001 per share	FHLT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	FHLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On September 14, 2021, Future Health ESG Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 of its units (“Units”). Each Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), and one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 7,375,000 Warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $7,375,000, to the Company’s initial stockholders and Cantor Fitzgerald & Co., the sole book-running manager of the IPO. The Private Warrants are identical to the Warrants, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis. The purchasers of the Private Warrants have agreed (A) to vote the Common Stock underlying the Private Warrants (“Private Shares”) in favor of any proposed business combination, (B) not to convert any Private Shares into the right to receive cash from the trust account in connection with a stockholder vote to approve the Company’s proposed initial business combination or sell any Private Shares to the Company in a tender offer in connection with a proposed initial business combination and (C) that such Private Shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated within the required time period. Additionally, the purchasers of Private Warrants have agreed not to transfer, assign or sell any of the securities purchased in the Private Placement, including the underlying Common Stock (except to certain permitted transferees), until 30 days after the consummation of the Company’s initial business combination.

An audited balance sheet as of September 14, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2021

FUTURE HEALTH ESG CORP.

By:	/s/ Travis A. Morgan
Name: Travis A. Morgan
Title: Chief Financial Officer